UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Salient MF Trust

(Name of Registrant as Specified In Its Charter)

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Salient Broadmark Tactical Plus Fund

4265 San Felipe, Suite 800

Houston, Texas 77027

IMPORTANT NOTICE: Special Meeting of Shareholders Adjourned to May 22, 2015

May 6, 2015

Dear Shareholder:

The Special Meeting (the “Meeting”) of shareholders of Salient Broadmark Tactical Plus Fund (the “Fund”), a series of Salient MF Trust (the “Trust”), originally scheduled for May 6, 2015, has been adjourned to May 22, 2015 due to insufficient shareholder participation.

This Special Meeting had been called to ask the shareholders to approve a new investment subadvisory agreement between the Fund’s subadviser, Broadmark Asset Management LLC (the “Sub-Adviser”), and Salient Advisors, L.P. (the “Adviser”), the Fund’s investment manager as more fully described in the Proxy Statement. While as of May 6, an overwhelming majority of the votes received have been cast in favor of the Agreement, a large shareholder that redeemed shortly after the original record date did not vote its shares. As a result, not enough shares have voted to constitute a simple quorum for the meeting and therefore the Agreement has not yet been approved.

Every account, no matter the size, has a direct impact on the outcome of the proxy vote. It is important that you vote your shares no matter the size of your investment. Your Board of Trustees unanimously recommends that you vote FOR the proposal.

The original record date for the Meeting was March 3, 2015. The undersigned officer, pursuant to authority granted by the Board of Trustees, has established a new record date of May 7, 2015.

INSTRUCTIONS FOR NEW SHAREHOLDERS:

If you have become a shareholder of the Fund since March 3rd – Copies of the Notice and Proxy Statement are enclosed with this letter, together with a proxy ballot or ballots relating to the proposal. Please take a moment to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at 855-208-8903.

INSTRUCTIONS FOR SHAREHOLDERS AS OF MARCH 3rd:

If you were a shareholder on March 3rd, — A proxy ballot or ballots relating to the proposal are enclosed. Please consult the Notice and Proxy Statement for more information regarding the proposal. The proxy statement is available at www.okapivote.com/Salient. If you would like another copy of the Notice and the Proxy Statement, please call 1-855-208-8903, and one will be provided free of charge.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy ballot(s) or pursuant to your instructions previously submitted by telephone or through the internet.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at 855-208-8903.

•	IF YOU DID NOT PREVIOUSLY VOTE YOUR SHARES, please take a moment to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at 855-208-8903. VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The information in this letter amends the Proxy Statement and supplements any other information about the Meeting previously delivered to you (this letter and the Proxy Statement together are referred to in this letter as the “Proxy Statement”). A Notice of Adjourned Session of Special Meeting of Shareholders is included below.

Please read the Proxy Statement carefully for information concerning the Proposal to be brought before the adjourned session of the Meeting. Regardless of whether you plan to attend the adjourned session of the Meeting, we urge you to vote by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at 855-208-8903. If you attend the adjourned session of the Meeting, you may vote in person even if you have previously returned your proxy ballot(s) or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the adjourned session of the Meeting.

As of the close of business on May 5, 2015, , there were 141,436.653 Class A shares outstanding, 2,899.716 Class C shares outstanding, 32,244.505 Class I shares outstanding, and 1,493,774.873 Class F shares outstanding. To the knowledge of the Fund, as of May 5, 2015, the following persons owned of record or beneficially 5% or more of each Class of shares of the Fund:

Class A
National Financial Services, LLC	99.85%
Class C
Salient Advisors, L.P.	7.43%
National Financial Services LLC	32.90%
LPL Financial	59.66%
Class I
National Financial Services, LLC	99.33%
Class F
National Financial Services, LLC	86.48%
Charles Schwab & Co. Inc.	7.12%

To the extent the information in the Notice and the Proxy Statement has not been amended by this letter or the accompanying Notice of Adjourned Session of Special Meeting of Shareholders, such information remains applicable to this solicitation of proxies and the Meeting.

Remember, your vote counts. Please vote today. Thank you for your prompt attention to this matter.

NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS

Salient Broadmark Tactical Plus Fund

4265 San Felipe, Suite 800

Houston, Texas 77027

Scheduled for May 22, 2015

NOTICE IS HEREBY GIVEN of an adjourned session of the special meeting of the shareholders of Salient Broadmark Tactical Plus Fund (the “Fund”), a series of Salient MF Trust (the “Trust”), to be held at 3:00 p.m., Central time, on May 22, 2015 at the offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027 for the following purposes:

•	To approve a new investment subadvisory agreement between the Fund’s subadviser, Broadmark Asset Management LLC (the “Sub-Adviser”), and Salient Advisors, L.P. (the “Adviser”), the Fund’s investment manager.

It is important that you vote your shares no matter the size of your investment. The Board unanimously recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on May 7, 2015 are entitled to notice of, and to vote or provide voting instructions at, the adjourned session of the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposal to be brought before the adjourned session of the Meeting. Regardless of whether you plan to attend the adjourned session of the Meeting, we urge you to vote by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at 855-208-8903. If you attend the adjourned session of the Meeting, you may vote in person even if you have previously returned your proxy ballot(s) or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the adjourned session of the Meeting

Sincerely,

Jeremy Radcliffe

Secretary of the Trust